POWEREFFICIENCY CORPORATION


KILOWATTS
15 20 25 30 35

Advanced Energy Saving Technologies for Electric Motors

FORWARD LOOKING STATEMENTS

Except for the historical information herein, the matters discussed in this presentation include forward-looking statements, as defined in the private securities litigation reform act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, as they are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for Power Efficiency Corporation's products; market acceptance of new products and continuing product demand; the ability to manage growth and ramp-up production effectively as needed; the impact of competitive products and pricing on Power Efficiency Corporation's products and markets; changing economic conditions; delay, cancellation or non-renewal of purchase orders; significant future capital requirements; and other risk factors detailed in Power Efficiency Corporation's most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information in this presentation.

A clean tech company focused on efficiency technologies for electric motors

E-save TECHNOLOGY.



- Electric motors power our lives, costing billions of dollars in electricity
- Power Efficiency estimates its proprietary E-Save Technology® platform has the potential to:
  - Save $1.7 billion in annual electricity costs for the U.S. manufacturing sector alone
  - Improve the efficiency of the tens of millions of appliance motors made every year

COMPANY HIGHLIGHTS

POWER EFFICIENCY CORPORATION

- E-Save Technology® is a highly valuable energy efficiency technology
  - Large Market: Estimated $1 billion market for E-Save Technology
  - Proven: Completed many high profile projects and successful utility testing
  - Economical: Low effective cost of power / high IRR for customers
  - Proprietary: One existing patent and three patents pending
  - Award Winning: Winner of a Frost & Sullivan Innovation of the Year Award
- Recently launched products have excellent potential
  - New digital Motor Efficiency Controller being evaluated by multiple OEMs
  - New single phase technology for appliance and small commercial motors
- Very large insider investment
- Global contract manufacturer allows rapid ramp of production

Energy Efficiency is a Central Priority for Government and Businesses

- Efficiency is increasingly seen as the "low hanging fruit" to solve energy and environmental problems
  - Numerous Reports Point to Importance of Efficiency: U.N. Panel on Climate Change, McKinsey Global Inst., U.S. Chamber of Commerce, Alliance for Climate Protection
- Corporate sustainability initiatives emphasize efficiency

Motor Efficiency is Central to Energy Efficiency

- According to the U.S. Department of Energy, motor-driven equipment:
  - Accounts for 64 percent of the electricity use by the U.S. industrial sector
  - Accounts for 700 billion kWh used by the U.S. industrial sector alone, costing industry approximately $50 billion per year
  - Comprises by far the largest single category of electricity end use in the American economy

E-SAVE TECHNOLOGY

POWER EFFICIENCY CORPORATION


POWER SOURCE
MOTOR EFFICIENCY CONTROLLER
E·save
MOTOR

What does E-Save Technology do?

- Lightly-loaded motors become very inefficient
- E-Save Technology reads the load and reduces the amount of power to the motor
- When the load increases, the amount of electricity instantly increases
- The motor always stays running at a constant speed (full RPM)

The Motor Efficiency Controller is installed between the Power Source and the Electric Motor.



Example Application: Escalator

- Escalator motors are oversized - designed to handle 250 pounds on each step
- When the escalator is not fully loaded, a Motor Efficiency Controller with E-Save Technology saves energy
- The escalator always operates at the same speed - riders don't notice any difference

Sample Results



Caesars Palace Hotel & Casino
Las Vegas, Nevada

Application:	Escalator
Motor Size:	40HP
Average Savings:	35.75%
Annual Savings:	$3,062.49
Power Rate:	$0.08/kWh
Annual CO2 Reduction:	29 tons
Internal Rate of Return:	59%*

* IRR does not include unit installation costs

These graphs represents the kilowatt usage of the "up" and "down" escalators over a period of 10 days - 5 days without the energy savings activated and 5 days with the energy savings activated.

Energy Savings in this test were verified by a professional measurement and verification consultant working for Nevada Power Company (now NV Energy).

NVEnergy.

Expected Product Life Savings	
Product Life:	15 years
kWh Savings:	574,215 kWh
Cost Savings:	$66,084*
CO2 Reduction:	445 tons

* Expected life cost savings is based on a 5% annual increase in cost of power

Up Escalator kW



Without Energy Savings
With Energy Savings
kW Avg w/o Energy Savings 6.08 (114.25 hrs)
kW Avg with Energy Savings 4.01 (114.25 hrs)
kW Savings 2.07
kWh Savings/ year 18133.2
% kW Savings 34%
$ Savings/ year $1,450.65

Down Escalator kW



Without Energy Savings
With Energy Savings
kW Avg w/o Energy Savings 6.30 (112.75 hrs)
kW Avg with Energy Savings 4.00 (111.75 hrs)
kW Savings 2.30
kWh Savings/ year 20148.00
% kW Savings 36.5%
$ Savings/ year $1,611.84

Note: The data above reflects both the up and down escalators combined

POWER EFFICIENCY CORPORATION

E-SAVE TECHNOLOGY

Winner of Frost & Sullivan 2009 Technology Innovation of the Year Award

Frost & Sullivan is one of the top international research and consulting firms and has an extensive motor and motor control industry research group.


FROST & SULLIVAN
2009
BEST
PRACTICES
AWARD
NORTH AMERICAN
CONSTANT SPEED MOTOR CONTROLLERS
PRODUCT INNOVATION OF THE YEAR AWARD

"Power Efficiency's Motor Efficiency Controllers with E-Save Technology provide a technologically innovative yet economical means for many types of motor-driven equipment to use energy much more efficiently," explains Chandrakumar.B.J, Research Analyst at Frost & Sullivan. "Our extensive global research indicates energy efficiency has become one of the top concerns for purchasers of electric motors and motor controls. Power Efficiency's unique E-Save Technology improves the efficiency of constant speed motors in a broad range of applications in commercial buildings and industrial facilities."

MARKET SIZE
Electric Motor Efficiency

POWER EFFICIENCY CORPORATION

Motors use an extreme amount of electricity, but there are limited methods of making motors more efficient.

Three Basic Methods of Improving Motor Efficiency

	Premium Efficiency Motors	Variable Speed (Frequency) Drives	Power Efficiency's E-Save Technology®
Technology			
Efficiency Use	High efficiency at high loads	Saves energy by slowing the motor. Historically used for process control.	Efficiency for constant speed motors at low variable loads
Efficiency Weakness	Inefficient at low loads	Some applications always operate at full speed. Very expensive.	No efficiency improvement at high loads, but can be used with premium efficiency motors.
Market Size	Multi-billion dollar industry	Multi-billion dollar industry	Estimated $1 billion opportunity

MARKET SIZE
Numerous Potential Applications

POWEREFFICIENCY CORPORATION

Any induction motor operating at a constant speed and variable load is a potential candidate for savings with E-Save Technology.

Digital Motor Efficiency Controller (Three Phase) Target Applications

- Escalators
- Elevator (MG Set)
- Conveyors
- Mixers
- Grinders
- Crushers
- Granulators
- Saws
- Metal scrappers
- Shredders
- Slicers
- Stamping Presses
- Balers
- Lathes
- *Many more*

Commercial Launch: Summer 2008

Digital Appliance Product (Single Phase) Target Applications



- Clothes washers
- Clothes dryers
- Residential air conditioning
- Refrigeration
- Shop tools
- Replacement for / Use With Motor Run Capacitor (makes dynamic efficient motor)
- *Many more*

Latest Version Complete Fall 2008

MARKET SIZE
Analysis of Market

POWEREFFICIENCY CORPORATION

Based on an analysis of the U.S. motor and motor starter markets, the estimated annual market for controllers incorporating E-Save Technology is:

- U.S. Market ~$260 million
  - Appliance MEC (Single Phase): $157 million
    - Assumes 9% share of single phase motor market, resulting in 15.7 million units sold at an ASP of $10/unit
  - Industrial MEC (Three Phase): $100 million
    - Assumes 2% share of the 3 phase motor starter market, resulting in 132,000 units sold at an ASP of $750/unit
- Global Market ~ $1.0 billion
  - Appliance MEC (Single Phase): $615 million
  - Industrial MEC (Three Phase): $392 million
    - Figures extrapolated from U.S. proportion of global GDP (25.5%).

Estimated Market Size - $1.0 B



3-Phase Total Global Market $392 M
1-Phase Total Global Market $615 M
3-Phase U.S. Segment $100 M
1-Phase U.S. Segment $157 M

Note: Analysis of the U.S. market above was completed by Kenneth Dickey, former CEO of Cleveland Motion Control, former CEO of Motion Science, former SVP of Reliance Electric and Rockwell Automation. Mr. Dickey is an advisor to Power Efficiency. Data for his analysis is from the U.S. Dept. of Commerce and a report by Supplier Relations LLC, November 2008, titled: *Relay and Industrial Controls Manufacturing*

MARKET SIZE
Sample Market Segments

POWER EFFICIENCY CORPORATION

Industrial Product Sample Market Segments (Three Phase)

- Global Escalator Market: ~**$23 million**
  - 35,000 new escalators annually, 400,000 existing installed base
  - 15% of the installed base need or can be up-sold a new starter each year
  - Maximum market available to MEC equals 40%, at an average sales price of $600
- Global Plastic Granulator Market: ~**$33 million**
  - 20,000 new granulators annually, est. 300,000 existing installed base
  - 15% of the installed base need or can be up-sold with a new starter each year
  - Maximum market available to MEC of 50%, at an average sales price of $1,000

Appliance Product **Sample Market Segments** (Single Phase)

- U.S. Residential Clothes Washers & Dryers: ~**$82 million**
  - 8.8 million new washers annually in the U.S.
  - 7.5 million new dryers annually in the U.S.
  - Maximum units available to MEC equals 50%, at an average sales price of $10

MARKET SIZE
Additional Potential Savings / Revenue Streams

POWEREFFICIENCY CORPORATION

Certified Emission Reduction Credits (CER)

- If CO_2 reduction legislation is enacted, Motor Efficiency Controllers should provide dollar savings / additional revenue stream because of the CO_2 emission reduction from energy savings

Estimated annual impact of E-Save Technology on the U.S. manufacturing sector alone:

Electricity Cost Savings	kWh Reduction	CO_2 Reduction	Savings from CER (using current E.U. price/ton of $20)
$1.7 billion	21 bil. kWh	16 mil. tons	$320 million

Monitoring and Preventative Maintenance

- MECs are constantly monitoring the "behavior" of the motor to which they are attached and can therefore communicate an information steam that can be monetized, such as:
  - Preventative maintenance - sensing motors operating erratically
  - Monitoring - energy use, on-off, faults, etc.

Note: The above analysis on estimated manufacturing sector savings is based on data from the Department of Energy, Department of Transportation and other sources, combined with internal Power Efficiency estimates.

POWER EFFICIENCY CORPORATION

Goal: High Value Technology Company with High Volume Channels

- Primarily sold for installation on OEM basis - not retrofit
- Sold through Direct Sales and Partnerships
    - First partnership is with IXYS Corporation (NASDAQ: IXYS) for the sale of product and supply of key components. IXYS is a $300 million power semiconductor company with sales to many appliance and motor control manufacturers.

Market Structure - Value Chain

POWER EFFICIENCY CORPORATION

E-SAVE TECHNOLOGY

Channels

Direct Sales

Partnerships

Companies with existing customers in appliances and motor controls.

IXYS

Customers

OEMs

Makers of appliances, light commercial equipment, motors, capacitors, etc.



Product size relative to three pennies

SALES AND MARKETING
Strategy - Single Phase

POWEREFFICIENCY CORPORATION

- Market Drivers
  - EnergyStar® standards strict and very popular with consumers
  - Appliance manufacturers looking for cheapest way to qualify
- Very Rapid Sales Growth Potential
  - Many OEMs could order 1 million or more units per year
- Current Leading Opportunities
  - Testing with one of the largest appliance manufacturers in the world
  - Testing with manufacturer of capacitors for premium efficiency motors (through IXYS Partnership)
- Example Test Results: GE Hotpoint Clothes Washer
  - Large Load: 9%
  - Medium load: 11%
  - Low load: 27%



POWEREFFICIENCY CORPORATION

Goal: High Value Technology Company with High Volume Channels

- **Direct Sales of Retrofits to End Users in Select Target Markets**
  - Prove technology effectiveness & utility acceptance, build demand from end users
  - Initial target markets: Escalators, Plastics, Rock Industries (mining, cement, concrete)
- **Quickly Move Upstream to High Volume Channels**
  - OEMs and focused distribution to target markets to build volume

Market Structure - Value Chain

POWEREFFICIENCY CORPORATION



E·SAVE TECHNOLOGY

Channels

Direct Sales

Start with sales to end users to prove technology, drive market demand and utility acceptance, get into higher volume channels

OEMs

Makers of escalators, granulators, conveyors, crushers, saws, etc.

Targeted Distributors, Reps & ESCOs

Companies with existing customers in target markets.

End Users

Target Markets

Initial Target Markets
Escalators, Plastics, Rock Industries

Longer Term Markets
Wood, Food & Beverage, Scrap & Recycling, many others

POWEREFFICIENCY CORPORATION

Status of Target Markets

- Once these markets develop, other markets can be developed in wood industries, scrap and recycling, food processing, chemicals and many others.

Target Market Development			
Market	Escalators (Most Mature Market)	Plastics	Rock Industries
End Users	Many Marquee Customers: Los Angeles Metro, Westfield Malls, Macerich, Las Vegas Convention Center, Denver Airport, Seatac Airport, McCarran Airport and more (direct and through partners)	First major sales recently completed (Fall/Winter 2008) to two of the top 10 plastics companies - Berry Plastics (64 total facilities) and Graham Packaging.	Initial sales recently completed to CEMEX, Barrick Mining, Gold Corp.
OEM	Two of the four largest OEMs have tested the product, now in price/volume negotiations. Potential for millions in OEM and aftermarket sales. Approaching other OEMs. Have completed projects with all four major OEMs.	Two of the largest granulator manufacturers evaluating testing and pricing. Approaching others. Potential for millions in OEM and aftermarket sales.	In Development
Targeted Distributors / Reps	Fall 2008 signed CED Elevator as stocking distributor for retrofits in western U.S. Reviewing options in eastern U.S.	In Development	In Development

SALES AND MARKETING
Strategy - Three Phase

POWEREFFICIENCY CORPORATION



Average Revenue Per Company
(in million USD)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,152.00
$296.92
$105.83
$47.04
$23.52
Rank 1-4
Rank 5-8
Rank 9-20
Rank 21-50
Remainder

Fragmented Market - Opportunity

There are over 1,000 companies in the industrial controls market.

Power Efficiency therefore has many options for distribution, private label, licensing, partnership, future acquisition and other relationships.

Market Share Ranking Matrix

Description	Rank 1-4	Rank 5-8	Rank 9-20	Rank 21-50	Remainder
Market Share (%)	39.2	10.1	10.8	12.0	27.9
Total Revenue	$4,609.53	$1,187.66	$1,269.97	$1,411.08	$3,280.76
Company Average	$1,152.00	$296.92	$105.83	$47.04	$23.52
Company High	$2,910.00	$854.30	$282.07	$100.54	$44.69
Company Low	$311.77	$111.12	$49.39	$24.70	$3.44
No. of Companies	4	4	12	30	954

From Supplier Relations LLC November 2008 report: *Relay and Industrial Controls Manufacturing*. Pg 123

POWEREFFICIENCY CORPORATION

For Customers - Fast Payback, High IRR, Low Cost of Power

- Typical payback 3 years or less, IRR 30% or higher, cost / kWh 3 cents or less
  - Utility rebates improve these metrics
  - Using the *marginal cost* of the MEC over a standard soft start improves these metrics

Application	Escalator	Granulator	Jaw Crusher
			
Location	Caesars Palace	Berry Plastics	Aggregate Plant
Motor Size	15HP	25HP	300HP
Energy Savings	30%	44%	24%
Operating Cycle (expect 10 year product life)	24 / 7	24 / 7	18 / 6
Annual CO2 Reduction	8 tons	5 tons	40 tons
Product Cost	$1,800	$1,275	$8,000
IRR%	37%	62%	69%
Resulting Product Cost per kWh	$0.025	$0.02	$0.02

Note: IRR, payback and cost/kWh calculations include equipment costs but not installation expenses. No installation expense exists for OEMs. Only retrofit escalators tend to have significant installation costs.

SALES AND MARKETING
Qualifies for Utility Rebates

POWEREFFICIENCY CORPORATION

SOUTHERN CALIFORNIA EDISON An EDISON INTERNATIONAL Company

Xcel Energy

SDGE A Sempra Energy utility

LA DWP LOS ANGELES DEPARTMENT OF WATER & POWER

NVEnergy

Sierra Pacific

ANAHEIM PUBLIC UTILITIES

Numerous utilities have qualified MECs for rebates, typically equal to 20-50% of the purchase price.

- Southern California Edison committed $300,000 in 2007 & first half 2008 to purchase units and supply their customers for escalators
- Excel Energy tested units and provided a rebate for project at Denver International Airport
- San Diego Gas & Electric aggregation contract provides incentive payments to Power Efficiency for installation of Motor Efficiency Controllers
- LADWP tested units and provided a rebate for Los Angeles Metro project.
- Nevada Power and Sierra Pacific Prescriptive Rebate of $20 per horsepower on escalators, working toward industrial application approval
- Anaheim Utilities tested the MEC and approved a rebate for a plastic granulator project, covering approximately 1/3 of the cost.
- Working on additional utility testing and programs

Industrial Product - Recent Projects

POWEREFFICIENCY CORPORATION

Berry Plastics Corporation - Anaheim, CA

BERRY PLASTICS CORPORATION



ANAHEIM PUBLIC UTILITIES

A 25HP Motor Efficiency Controller was installed on a granulator at Berry Plastics Corporation for reducing energy consumption, electricity costs and carbon footprint. Cost per kWh is $0.094.

Total Estimated Energy Savings per year: 42%

Total Estimated kWh Savings per year: 195,536 kWh

Total Estimated $ Savings per year: $18,380

Project Payback: 1.92 years

15 year Internal Rate of Return: 69%

CO2 Reduction: 152 tons

Anaheim Public Utilities conducted measurement and verification testing and provided a rebate of $13,700

SALES AND MARKETING
Industrial Product - Recent Projects

POWER EFFICIENCY
CORPORATION

Los Angeles County Metropolitan Transportation Authority (Metro)

Metro



L.A. DWP LOS ANGELES DEPARTMENT OF WATER & POWER

Metro implemented a countywide program to improve the energy efficiency of its escalators. Mitsubishi Electric was contracted for the installation of MECs on 122 escalators.

Denver International Airport (DIA)

DENVER INTERNATIONAL AIRPORT



Xcel Energy

Denver International Airport retrofitted 150 escalators and moving walkways with the EcoStart, a product Power Efficiency manufactures for KONE Inc. Xcel Energy estimated a 30-40% savings of electrical use, representing a reduction of over 2.0 million kilowatt-hours (kWh) per year.

SALES AND MARKETING
Industrial Product - Recent Projects

POWEREFFICIENCY
CORPORATION

Westfield Malls


Westfield

Westfield Malls worked with multiple service providers and Power Efficiency to install Motor Efficiency Controllers with E-Save Technology on escalators at:

- Horton Plaza in San Diego
- North County Mall in Escondido
- Plaza Bonita in National City, and
- Plaza Camino Real in Carlsbad

Westfield is planning a further roll out of the technology at other malls in the U.S.

Las Vegas Convention Center


ONLY
Vegas

The Las Vegas Convention and Visitor's Authority worked with KONE Inc. and Power Efficiency to install Motor Efficiency Controllers with E-Save Technology on escalators at the convention center.

Senate Majority Leader Harry Reid (D-NV):

"This project at the Las Vegas Convention Center is a good example of private and public entities working together to improve energy efficiency."

MANUFACTURING & ENGINEERING

Manufacturing

- Contract Manufacturing through Sanmina-SCI
  - $10 billion global electronics contract manufacturer
  - Important for OEM Customers - Enables rapid increases in volume production with highest quality standards (all facilities ISO certified)
- In-House Capabilities
  - 1,500 sq ft of warehousing space for complete units from Sanmina-SCI and light manufacturing for lower volume units (large units)
  - Our operations Manager has nearly 10 years of contract manufacturing experience, including 3 years manufacturing of MECs

Engineering

- Power Efficiency Technology Center opened Fall 2007. Mixed use space with high power equipment and offices for all mechanical, software and electrical engineers.

PERSONNEL
Management

POWEREFFICIENCY CORPORATION

Decades of experience in energy, motor control product and technology development, sales and marketing of controls, escalators and elevators, finance and law.

Steven Strasser - Chairman and CEO

- 20 years in the electric power business
- Founder and former CEO of his own successful power development company
- 5 years in venture capital investing in energy technology at Summit Energy Ventures LLC
- 13 years in legal practice specializing in financial transactions
- Law degrees from University of Washington and McGill University

BJ Lackland - CFO and Director

- 5 years venture capital investing in energy technology at Summit Energy Ventures LLC
- Lead finance and strategic alliance positions in technology companies
- MBA and MA International Studies from University of Washington, BA in Politics, Philosphy and Economics from Claremont McKenna College

Brian Taylor - SVP of Product Management

- Former Business Manager, Standard Drives at Rockwell Automation, responsible for the $360M global standard drives business
- 19 years at Rockwell in various management positions
- Bachelors degree in Computer Engineering from Case Western Reserve University and MBA from Northeastern University

Alan Taylor - VP of Business Development, Elevators & Escalators

- Former Vice President at ThyssenKrupp, one of the big 4 elevator OEMs
- Over 30 years of experience in elevator / escalator industry
- Post graduate degree in Lift Engineering at Northampton University
- Currently working on Masters degree in Lift Engineering at Northampton University

PERSONNEL
Independent Directors and Advisors

POWEREFFICIENCY CORPORATION

Majority Independent Board of Directors with Exceptionally Strong Background and Large Investment in the Company.

George Boyadjieff - Director and Senior Technical Advisor

- Former CEO and Chief Engineer for Varco International (now National Oilwell Varco: NYSE Company - NOV), which he helped grow from $3 million to over $1 billion in sales
- Holds 50 patents for development of technologies into commercial products
- BS and MS in Mechanical Engineering from UC Berkeley

Douglas Dunn - Director

- Former Dean of the Carnegie Mellon Graduate Business School (Tepper School of Business)
- Former Executive with AT&T
- PhD in Business from the University of Michigan

Dick Morgan - Director

- Former Dean UNLV Law School, Arizona State University Law School and University of Wyoming Law School
- Former corporate/securities lawyer

Gary Rado - Director

- Former President of Casio USA
- Former Senior Vice President of Texas Instruments

Raymond Skiptunis - Director

- Principal, SR Capital Partners
- Former CEO and Vice Chairman of TeamStaff, a professional staffing co. with $600+ million in sales
- Experience in venture capital and former Registered Public Accountant in New Jersey

FINANCIALS

POWEREFFICIENCY CORPORATION

- Financing Completed January 2008
  - $7.0 million raised, including $5 million net and $2 million debt repayment
  - Unit offering including convertible preferred stock and warrants
    - Each unit cost $50 and consisted of one share of preferred stock (convertible into 100 common shares) and 50 warrants with exercise price of $0.60 per share
    - Effective common stock purchase of $0.50 per share
    - 8% dividend
    - Preferred automatically converts to common when common stock trades at $1.00 or more for 10 days

- Large Insider Investment
  - CEO invested $880,000 in the latest round of financing, much more in earlier rounds
  - Three other directors invested a total of $350,000

FINANCIALS

POWEREFFICIENCY CORPORATION

Income Statement	FY 2006	FY 2007
Revenue	$ 188,811	$ 490,510
COGS	136,240	340,468
Gross Margin	52,571	150,042
SG&A	3,126,775	2,728,190
R&D	567,591	667,786
Depreciat. & Amortiz.	34,028	47,036
Total Interest	1,344,952	598,825
Net Loss	$(5,020,775)	$(3,891,795)

Notable Items

1. Present gross burn rate of approx. $275,000/ month
2. SFAS & Non-Cash Interest Expense totaled $1.075 mil in 2007.

Balance Sheet	9/30/2008
Current Assets	$ 3,260,029
Property and Equipment	160,448
Other Assets	2,031,826
Total Assets	5,452,303
Current Liabilities	580,749
Long-Term Liabilities	12,531
Net Equity (Deficit)	4,859,023
Total Liab and Deficit	$ 5,452,303

Notable Items as of 9/30/2008

1. Cash was over $2.7 million
2. No outstanding debt securities

Equity	9/30/2008
Common Stock Outstanding	40,486,441
Preferred Stock Outstanding ("as if converted")	14,000,000
Warrants Issued	29,994,780
Options Granted	13,629,896
Total Fully Diluted	98,111,117

Notable Items

1. Management and director ownership total: 24%
2. CEO & CFO: 21%

CONTACT INFORMATION

Power Efficiency Corporation

3960 Howard Hughes Parkway, Suite 460
Las Vegas, Nevada 89169
Tel: (702) 697-0377   Fax: (702) 697-0379
www.powerefficiency.com

BJ Lackland, CFO

Tel: (702) 697-0377 x103